REPUBLIC EQUITY FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                          (800) 782-8183 (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                   Lord, Abbett & Co. - Investment Sub-Adviser
                      ("Lord Abbett" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
               ("Signature" or the "Distributor" or the "Sponsor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Equity Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.



Dated: January 26, 1996                                                 FT4209F

                                TABLE OF CONTENTS

                                                                    PAGE

Investment Objective, Policies, Risks and Restrictions                1
         Convertible Securities ..................................... 1
         Portfolio Securities Loans.................................. 1
         Rule 144A Securities........................................ 2
         Risk Factors................................................ 3
         Investment Restrictions .................................... 4
         Percentage and Rating Restrictions ......................... 7

Performance Information ............................................. 7

Management of the Trust ............................................. 8
         Trustees and Officers ......................................10
         Investment Manager ........................................ 10
         Investment Sub-Adviser .................................... 11
         Distributor, Administrator and Sponsor .................... 12
         Shareholder Servicing Agents, Transfer Agent and
              Custodian ............................................ 13
         Expenses and Expense Limits ............................... 13

Valuation of Securities, Redemption in Kind ........................ 14

Taxation ........................................................... 15
         Federal Income Tax ........................................ 15
         Options ................................................... 16
         Investment in Passive Foreign Investment Companies          17
         Disposition of Shares ..................................... 18

Other Information .................................................. 19
         Capitalization ............................................ 19
         Voting Rights ............................................. 19
         Independent Auditors ...................................... 19
         Counsel ................................................... 20
         Registration Statement .................................... 20

Financial Statements ............................................... 20

Appendix ........................................................... A-1

             INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective, Risks and Policies" and the discussion of risks described under "Additional Risk Factors and Policies" in the Prospectus.

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation.

CONVERTIBLE SECURITIES

         The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Fund may invest.

         CONVERTIBLE BONDS are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         CONVERTIBLE PREFERRED STOCKS are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         RIGHTS represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

PORTFOLIO SECURITIES LOANS

         The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow a part of the interest received with respect to the investment of collateral received for securities loaned to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

         By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

RULE 144A SECURITIES

         The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under Securities and Exchange Commission ("SEC") Rule 144A that are determined by the Board, or by the Sub-Adviser pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities.

PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Fund investments for the Fund with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the period August 1, 1995 to October 31, 1995, no brokerage commissions were paid from the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

RISK FACTORS

         As stated in the Prospectus, the Fund may invest in lower rated, high-yield, "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Sub-Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 ("1940 Act").

         As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

         (7)       issue senior  securities,  except as permitted under the 1940
                   Act;

         (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

         (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

         The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

         (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

         (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

         (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (9) invest for the purpose of exercising control over management of any company;

         (10) except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and (b) the Fund pays no sales charge in connection with the investment;

         (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

         (14) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges;
                   (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

         (15) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the

Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the SEC, in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)6-1]
                              ---
                              cd

where             a =      dividends and interest earned during the period,

                  b =      expenses accrued for the period (net of
                           reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.

         For the 30-day period ending October 31, 1995, the yield of the Fund was 1.80%.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The total return of the Fund for the period from August 1, 1995 (commencement of operations) to October 31, 1995 was 2.75%.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Standard & Poor's Stock Index. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .

ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).


 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since
         April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992) .

JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)

MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE

                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from August 1, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 98.0%.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Contract") with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on the annual basis to 0.175% of net assets. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, investment management fees aggregated $6,118, of which the entire amount was waived.

         The Investment Management Contract will remain in effect until April 7, 1997, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

party. The Investment Management Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws, regulations, and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment management services of Republic to the Fund are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment management and advisory services to others.

INVESTMENT SUB-ADVISER

         Lord  Abbett,  as  the  Fund's  Sub-Adviser,  is  responsible  for  the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. See "Portfolio Transactions." Lord Abbett also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         For its services, Lord Abbett receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $11,363, of which the entire amount was reimbursed.

         The investment advisory services of Lord Abbett to the Fund are not exclusive under the terms of Lord Abbett's Subadvisory Agreement with Republic. Lord Abbett is free to and does render investment advisory services to others.

DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

         The Distributor acts as agent for the Fund in the distribution of its shares and, in such capacity, continuously solicits orders for the sale of shares, advertises and pays the cost of advertising, office space and its personnel involved in such activities.

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by a majority vote of Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by a majority vote of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-interested Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.

         During the period from August 1, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $6,835 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $6,835; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.20%.

         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the

Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.

         For the period from August 1, 1995 (commencement of operations) to October 31, 1995, Signature was paid an administrative services fees of $6,992, of which the entire amount was waived.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Manager each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                   Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify annually as a separate "regulated investment company" (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders, and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed that is equal to the sum of (a) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year, (b) at least 98% of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (c) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described in the Prospectus, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.
Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Fund will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS

         Some of the options entered into by the Fund may be "Section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40"), although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, certain options transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund, which generally would increase the amount of dividends. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         The Fund's intention to qualify as a RIC may limit the extent to which the Fund will be able to engage in these transactions.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Fund. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

EFFECT OF FOREIGN CURRENCIES

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust."

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees has been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS

         For the fiscal year ended October 31, 1995, Ernst & Young

LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.




 FT4209F

                                    APPENDIX

                         Description of Security Ratings

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

    AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+)
or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

    Aaa        Bonds  which are rated Aaa are judged to be of the best  quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba        Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   Note Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

COMMERCIAL PAPER

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Not
  Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

CORPORATE BOND RATINGS

    AAA Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien - in many cases directly following an AAA security - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

      A Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
               Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+)
or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER RATINGS

   F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

   F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

   F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

CORPORATE BOND RATINGS

    AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

    AA+
    AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+
    A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB+
    BBB, BBB-  Below average protection factors but still considered  sufficient for prudent investment. Considerable variability in risk during economic cycles.

COMMERCIAL PAPER RATINGS

Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

 Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

FT4126E

                                  REPUBLIC U.S.
                          GOVERNMENT MONEY MARKET FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                          (800) 782-8183  (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end diversified management investment company which currently consists of six separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with recognized securities dealers and banks. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. TheProspectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

                      January  26, 1996

                                TABLE OF CONTENTS

                                                              PAGE

Investment Objective, Policies and Restrictions  . . . . . . . . 1
         Portfolio Transactions . . . . . . . . . . . . . . . . .1
         Investment Restrictions  . . . . . . . . . . . . . . . .2
         Percentage and Rating Restrictions . . . . . . . . . . .5

Performance Information  . . . . . . . . . . . . . . . . . . . . 5

Management of the Trust  . . . . . . . . . . . . . . . . . . . . 6
         Trustees and Officers  . . . . . . . . . . . . . . . .  6
         Investment Adviser . . . . . . . . . . . . . . . . . .  9
         Administrator, Distributor and Sponsor . . . . . . . . 10
         Shareholder Servicing Agents, Transfer Agent and
         Custodian  . . . . . . . . . . . . . . . . . . . . . . 11
         Expenses and Expense Limits  . . . . . . . . . . . . . 11

Determination of Net Asset Value   . . . . . . . . . . . . . . .12

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Other Information  . . . . . . . . . . . . . . . . . . . . . . .14
         Capitalization . . . . . . . . . . . . . . . . . . . . 14
         Voting Rights  . . . . . . . . . . . . . . . . . . . . 15
         Independent Auditors . . . . . . . . . . . . . . . . . 15
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . 15
         Registration Statement . . . . . . . . . . . . . . . . 16
         Financial Statements . . . . . . . . . . . . . . . . . 16

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in U.S. Government-backed obligations which have, or are deemed to have, remaining maturities not exceeding 397 days, and in repurchase agreements collateralized by U.S. Government-backed obligations.

         The  investment   objective  of  the  Fund  and  related  policies  and
activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders.

         PORTFOLIO TRANSACTIONS. Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

            (1) borrow   money,   except  that  as  a   temporary   measure  for
                extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

            (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

            (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

            (4) make loans to other  persons  except (a)  through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            (5) purchase  or sell real  estate  (including  limited  partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

            (6) concentrate its investments in any particular  industry  (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

            (7) issue any senior  security  (as that term is defined in the 1940
                Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

            (8) pledge, mortgage or hypothecate for any purpose in excess of 10%
                of the net assets of the Fund (taken at market value);

            (9) sell any security  which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

            (10) invest for the purpose of exercising control or management;

            (11)purchase   securities   issued  by  any  registered   investment
                company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the

                Fund(taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

            (12)taken  together  with any  investments  described in clause (15)
                below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

            (13)purchase  or retain  any  securities  issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            (14)write,   purchase  or  sell  any  put  or  call  option  or  any
                combination thereof;

            (15)taken  together  with any  investments  described in clause (12)
                above,  invest  in  securities  which  are  subject  to legal or contractual  restrictions  on  resale  (other  than  fixed  time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

            (16)purchase  securities  of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

            (17)make short sales of  securities  or  maintain a short  position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and regulatory policies, the Fund will not as a matter of operating policy:

            (i) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations  or  their  rating  systems,  the  Adviser  will  attempt  to  use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         The annualized yield of the Fund for the seven-day period ended September 30, 1995 was 5.30%. The effective compound annualized yield of the Fund for such period was 5.45%.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of future results.

         Investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .

ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).

 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).

JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)

MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE

                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the year ended September 30, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned %5 or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 - 66.9%; Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 10.6%.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or

----------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until October 14, 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the year ended September 30, 1993, of which Hirsch was investment adviser until August 30, 1993, and Republic Asset Management Corporation was investment adviser from September 1, 1993 through September 30, 1993 the fee received was $4,970 net of fee waivers and reimbursements. For the year ended September 30, 1994, Republic Asset Management Corporation received fees of $30,201 net of fee waivers and reimbursement. For the year ended September 30, 1995, Republic (formerly Republic Asset Management Corporation) received fees of $221,919, of which $110,959 was waived.

ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.

         During the fiscal year ended September 30, 1995, the Fund spent a total of $198,745 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses and annual reports to other than current shareholders, $98,839; compensation to underwriters, $0; compensation to broker-dealers, $99,906; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.18%.

         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.

         For the fiscal year ended September 30, 1993, Signature was paid an administrative services fee of $79,856 before the fee waiver of $74,886. For the fiscal year ended

September 30, 1994, Signature waived administrative services fees of $180,875 and reimbursed expenses of $54,090. For the fiscal year ended September 30, 1995, Signature was paid administrative services fees of $221,919 of which $104,924 was waived.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust-Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the

Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION

         Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 28% which is less than the maximum rate imposed on other types of taxable income. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will generally be long-term or short-term depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company under the Code.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust". The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         As of January 27, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares (percentage is percentage of outstanding shares of the Fund owned by the shareholder): Kinco & Co., c/o Securities Services, One Hanson Place - Lower Level, Brooklyn, NY 11243, 54.8%; Republic National Bank of New York, 176 Broadway, Mezzanine Level, New York, NY 10038, 38.5%. Kinco & Co. may be deemed to control the Fund by virtue of its ownership of 54.8% of the outstanding voting securities of the Fund. As of the same date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS

         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and ]regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

 FINANCIAL STATEMENTS

         The Fund's audited financial statements dated September 30, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated September 30, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.



FT4126E

FT4113C

                                REPUBLIC NEW YORK
                               TAX FREE BOND FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                           (800) 782-8183 (Toll Free)
          Account Information

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic New York Tax Free Bond Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 26, 1996

                                TABLE OF CONTENTS

                                                                   PAGE

Investment Objective, Policies and Restrictions  . . . . . . . .     1
         "When-Issued" Municipal Obligations  . . . . . . . . . . .  1
         Variable Rate Instruments  . . . . . . . . . . . . . . . .  2
         Repurchase Agreements  . . . . . . . . . . . . . . . . . .  2
         Participation Interests  . . . . . . . . . . . . . . . . .  3
         Futures Contracts  . . . . . . . . . . . . . . . . . . . .  3
         Portfolio Management . . . . . . . . . . . . . . . . . . .  7
         Portfolio Transactions . . . . . . . . . . . . . . . . . .  8
         Special Factors Affecting New York . . . . . . . . . . . .  9
         Investment Restrictions  . . . . . . . . . . . . . . . . . 10
         State and Federal Restrictions   . . . . . . . . . . . . . 12
         Percentage and Rating Restrictions . . . . . . . . . . . . 13

Performance Information  . . . . . . . . . . . . . . . . . . . .    14

Management of the Trust  . . . . . . . . . . . . . . . . . . . .    15
         Trustees and Officers  . . . . . . . . . . . . . . . . . . 15
         Investment Adviser . . . . . . . . . . . . . . . . . . . . 17
         Administrator, Distributor and Sponsor . . . . . . . . . . 18
         Shareholder Servicing Agents, Transfer Agent and
                  Custodian  . . . . . . . . . . . . . . . . . . . .19
         Expenses and Expense Limits  . . . . . . . . . . . . . . . 19

Determination of Net Asset Value   . . . . . . . . . . . . . . .    20

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
         Federal Income Tax . . . . . . . . . . . . . . . . . . . . 20
         Alternative Minimum Tax  . . . . . . . . . . . . . . . . . 23
         Special Tax Considerations . . . . . . . . . . . . . . . . 23

Other Information  . . . . . . . . . . . . . . . . . . . . . . .    24
         Capitalization . . . . . . . . . . . . . . . . . . . . . . 24
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . 24
         Independent Auditors . . . . . . . . . . . . . . . . . . . 24
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . 25
         Registration Statement . . . . . . . . . . . . . . . . . . 25
         Financial Statements . . . . . . . . . . . . . . . . . . . 25

Appendix A - Description of Municipal Obligations  . . . . . . .    A-1

Appendix B - Additional Information Concerning New York
      Municipal Obligations  . . . . . . . . . . . . . . . . . .    B-1



         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

         "WHEN-ISSUED" MUNICIPAL OBLIGATIONS. Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

         VARIABLE RATE INSTRUMENTS. Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

         The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

         REPURCHASE AGREEMENTS. The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

         PARTICIPATION INTERESTS. The Trust may purchase from banks on behalf of the Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Trust will not invest more than 5% of the Fund's assets in participation interests.

         The Trust has no current intention of purchasing any participation interest for the Fund in the foreseeable future.

         FUTURES CONTRACTS. A Futures Contract is an agreement between two parties for the purchase or sale for future delivery of fixed income securities or for the payment or acceptance of a cash settlement based upon changes in the value of an index of securities. A "sale" of a Futures Contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

         The Trust may enter into transactions in Futures Contracts on any fixed income securities and indexes of municipal securities to hedge the Fund's portfolio, I.E., to protect the Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Trust might enter into Futures Contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When the Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase Futures Contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the Futures Contracts. As portfolio securities are purchased, the Trust will close out the Fund's Futures Contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Trust will incur brokerage fees on behalf of the Fund when it purchases and sells Futures Contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin". The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the Futures Contract is valued through a process known as "marking to market", and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the Futures Contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

         The Trust would purchase and sell Futures Contracts on indexes of municipal securities on behalf of the Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the Futures Contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase Futures Contracts on indexes of municipal securities on behalf of the Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Trust on behalf of the Fund enters into Futures Contracts on securities other than municipal bonds, there is a possibility that the value of such Futures Contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The Fund's overall performance would be adversely affected if the value of its Futures Contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell the Fund's portfolio securities. To the extent Futures Contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of the Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such Futures Contracts.

         The ability to hedge effectively all or a portion of the Fund's portfolio through transactions in Futures Contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a Futures Contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a Futures Contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         The trading of Futures Contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract approaches.

         The Trust would purchase or sell Futures Contracts for the Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Trust to post additional cash or cash equivalents on behalf of the Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a Futures Contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the Futures Contract was originally entered into. While the Trust will establish a futures position for the Fund only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular Futures Contract at any specific time. In that event, it may not be possible to close out a position held for the Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the Futures Contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge effectively the Fund's portfolio.

         The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a Futures Contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of Futures Contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Investments in Futures Contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if the Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Each contract market on which Futures Contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

         Regulations of the CFTC require that transactions in Futures Contracts may be entered into for the Fund for hedging purposes only, in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into in order to hedge the value of securities held in the Fund's portfolio, and that all long futures positions either constitute BONA FIDE hedge transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, such instruments may not be entered into for the Fund if, immediately thereafter, the sum of the amount of initial deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         When a Futures Contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

         The Trustees have adopted the requirement that Futures Contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of Futures Contracts. The first is that no Futures Contract will be entered into for the Fund if immediately thereafter the amount of margin deposits on all the Futures Contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the Futures Contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

         The Trust has no current intention of entering into any Futures Contract for the Fund in the foreseeable future.

         PORTFOLIO MANAGEMENT. The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

         (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

         (2)lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

         (3) selling one type of debt security (E.G., revenue bonds) and buying another (E.G., general obligation bonds) when disparities arise in the relative values of each; and

         (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

         Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. (See "Tax Matters" in the Prospectus.) These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

         PORTFOLIO TRANSACTIONS. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         SPECIAL FACTORS AFFECTING NEW YORK. The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior  security (as that term is defined in the
         1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

                  (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

                  (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

                  (11)   purchase  more  than  10%  of  all   outstanding   debt
         obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies, the Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or
(ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (I.E., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act is calculated by (a) dividing (i) the dividends and interest earned during the period (as calculated in accordance with the requirements of the Securities and Exchange Commission) minus the expenses accrued for the period (net of reimbursements), by (ii) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period, (b) adding 1 to the quotient, (c) raising the sum to the sixth power, (d) subtracting 1 from the result, and (e) multiplying that result by 2. For the 30-day period ended October 31, 1995, the yield of the Fund was 4.74%.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates,and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1995, the tax equivalent yield of the Fund was 8.92%.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1995 was 6.39%.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1995 was 12.03%.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those

Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).

 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).

JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)

MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE


                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from May 1, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 85.5%.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until September 26, 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $9,063, of which the entire amount was waived.

ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.

         During the period from May 1, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $1,947 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $1,947; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.05%.

         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.

     For  the  period  ended  October  31,  1995,   Signature  was  paid  an
administrative services fees of $7,250, of which the entire amount was waived.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short- term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures Contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will be exempt from regular federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. If a capital gain distribution designated as a capital gain dividend is paid with respect to any shares of the Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes.

         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed, to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if your shares have been held for six months or less at the time of their disposition.

         Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held.

         Distributions by the Fund (other than exempt-interest dividends) and redemption proceeds may be subject to backup withholding at the rate of 31%.

Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from regular federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Certain futures contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Fund may result in straddles for regular federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the regular federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Fund is a suitable investment based on his or her tax situation.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS
         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


FT4113C
                                     - 25 -

APPENDIX A

DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

         1.TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

        2.REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3.TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4.BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.


         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations . It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 23, 1995.

 GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities , but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since November 1992, the State has added approximately 185,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

         The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout the year. As a result, the national economic growth is expected to weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing." The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         The State  economy had a mixed  performance  during 1994.  The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level. Personal income rose 4.0 percent in 1994.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in Federal bank regulations to establish a free international banking zone in the City.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

         The  State  Constitution   requires  the  Governor  to  submit  to  the
Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1995, and ends on March 31, 1996, is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State work force, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that as the Executive Budget is enacted, the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         GENERAL FUND RECEIPTS

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service on long-term bonds, where these costs are not funded from other sources.

         The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $33.110 billion, a reduction of $48 million from the total receipts in the 1994-95 fiscal year. Tax receipts are projected at $29.793 billion for the 1995-96 fiscal year. Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by
3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

         The projected yield of personal income tax in the 1995-96 fiscal year of $17.285 billion is a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year. Personal income tax receipts showed a sharp increase in 1994-95 and are expected to decline in 1995-96. Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

         Receipts in user taxes and fees in the State's 1995-96 fiscal year are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected at $4.709 billion, a decline of $360 million from reported 1994-95 results. The decline in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994.

         Total receipts from other taxes in the State's 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power
Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

         GENERAL FUND DISBURSEMENTS

         General Fund disbursements are projected to total $33.055 billion in 1995-96, a decrease of $344 million from the total amount disbursed in the prior fiscal year. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year and capital projects under construction.

         Disbursements from grants to local governments are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing are maintained largely at last year's levels. This category of the State Financial Plan includes $10.823 billion in aid for elementary, secondary, and higher education. Costs for social services, such as Medicaid, income maintenance and child support services account for $8.706 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Significant decreases from the prior year result largely from cost containment initiatives in Medicaid and other social welfare programs. Payments for Medicaid from the General Fund are projected to be $506 million lower than in 1994-95. $128 Million in operating aid to the New York City Transit Authority will be eliminated, matching the reduction in New York City support of the Authority.

         Spending for State operations is projected at $6.020 billion, a decrease of $288 million. Recommendations in the Executive Budget reduce the work force by approximately 3,200 positions (most of which reduce disbursements in this category).

         Spending for general State charges is projected at $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970's, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to total $1.583 billion, and increase of $157 million. This increase is heightened by the use of one-time reimbursements from other funds in the 1994-95 fiscal year. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 Financial Plan includes over $600 million in non-recurring resources. These actions include items discussed above, as well as retroactive Federal reimbursements and some non-recurring social welfare cost containment actions. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 that more than offset the non-recurring resources used in 1995-96.

         SPECIAL REVENUE FUNDS

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1995-96, the State Financial Plan projects disbursements of $26.002 billion from these funds, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         CAPITAL PROJECTS FUNDS

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1995-96 are projected at $4.160 billion, an increase of $541 million over prior-year levels. Spending for capital projects will be financed through a combination of sources: Federal grants, public authority bond proceeds, general obligation bond proceeds, and current revenues. Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         DEBT SERVICE FUNDS

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.761 billion - is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

         The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

         CASH FLOW

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

         1994-95 FISCAL YEAR

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year.

Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of nonessential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

         1993-94 FISCAL YEAR

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 FISCAL YEAR

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial  insurers and employee  welfare  benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance  for  public  assistance  recipients  is  inadequate  under  statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

         The 1996-1999 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

         The Office of the State Deputy Comptroller for the City of New York (the "OSDC") and the State Financial Control Board continue their respective budgetary oversight activities.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (I.E., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the
 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others.

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, Federal expenditure reductions could reduce, or in some cases, eliminate, Federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion
 . Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State,

         oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
                           B-16

The MTA has depended and will continue to depend upon Federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past  several  years,  the State  has  enacted  several  taxes
(including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

 FT4063F


                                REPUBLIC NEW YORK
                           TAX FREE MONEY MARKET FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                       (800) 782-8183 (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic New York Tax Free Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less, including obligations of the State of New York and its political subdivisions, and in participation interests issued by banks or other financial institutions with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATEDJANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 26, 1996

                                TABLE OF CONTENTS

                                                                   PAGE

Investment Objective, Policies and Restrictions  . . . . . . . .    1
         Variable Rate Instruments and Participation Interests  . . 1
         "When-Issued" Municipal Obligations  . . . . . . . . . . . 2
         Stand-by Commitments . . . . . . . . . . . . . . . . . . . 3
         Taxable Securities . . . . . . . . . . . . . . . . . . . . 3
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . 3
         Portfolio Transactions . . . . . . . . . . . . . . . . . . 4
         Special Factors Affecting New York . . . . . . . . . . . . 5
         Investment Restrictions  . . . . . . . . . . . . . . . . . 6
         State and Federal Restrictions   . . . . . . . . . . . . . 8
         Percentage and Rating Restrictions . . . . . . . . . . . . 9

Performance Information  . . . . . . . . . . . . . . . . . . . .   10

Management of the Trust  . . . . . . . . . . . . . . . . . . . .   11
         Trustees and Officers  . . . . . . . . . . . . . . . . . .11
         Investment Adviser . . . . . . . . . . . . . . . . . . . .13
         Administrator, Distributor and Sponsor . . . . . . . . . .14
         Shareholder Servicing Agents, Transfer Agent and
                  Custodian  . . . . . . . . . . . . . . . . . . . 15
         Expenses and Expense Limits  . . . . . . . . . . . . . . .16

Determination of Net Asset Value   . . . . . . . . . . . . . . .   16

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Federal Income Tax . . . . . . . . . . . . . . . . . . . .17
         Alternative Minimum Tax  . . . . . . . . . . . . . . . . .19

Other Information  . . . . . . . . . . . . . . . . . . . . . . .   19
         Capitalization . . . . . . . . . . . . . . . . . . . . . .19
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . .20
         Independent Auditors . . . . . . . . . . . . . . . . . . .20
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . .20
         Registration Statement . . . . . . . . . . . . . . . . . .20
         Financial Statements . . . . . . . . . . . . . . . . . . .21

Appendix - Additional Information Concerning New York
      Municipal Obligations  . . . . . . . . . . . . . . . . . .   A-1




         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

         VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Trust decides which variable rate instruments it will purchase on behalf of the Fund in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Trust either will sell it in the market or exercise the liquidity feature described below.

         Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

         While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         "WHEN-ISSUED" MUNICIPAL OBLIGATIONS. Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

         STAND-BY COMMITMENTS. The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying Municipal Obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

         TAXABLE SECURITIES. Although the Trust attempts to invest 100% of the Fund's net assets in Municipal Obligations, the Trust may invest up to 20% of the Fund's net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Trust may temporarily invest more than 20% of the Fund's assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

         REPURCHASE AGREEMENTS. The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

         PORTFOLIO TRANSACTIONS. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         SPECIAL FACTORS AFFECTING NEW YORK. The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning New York Municipal Obligations, see the Appendix to this Statement of Additional Information. The summary set forth above and in the Appendix is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of

         1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior  security (as that term is defined in the
         1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

                  (8) write, purchase or sell any put or call option or any combination thereof;

                  (9)  invest  in  securities  which  are  subject  to  legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing  in more  than  seven  days);  provided,  however,  that  this
         Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies, the Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal

Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (I.E., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. For the 30-day period ended October 31, 1995, the yield of the Fund was 3.34%.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1995, the tax equivalent yield of the Fund was 6.29%.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Fund for the period November 17, 1995 (commencement of operations) to October 31, 1995 was 3.31%.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Fund for the period ended October 31, 1995 was 6.23%.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 -

         Management Consultant.


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).

 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).

JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)

MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko,, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE



                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from November 17, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 - 61.1%; Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 17.1%; Republic Bank of Savings, 10 East 40th Street, New York, New York, 10016 - 15.3%.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller o

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until September .., 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the period November 17, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $77,177, of which the entire amount was waived.

ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement
("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.

         During the period from November 17, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $48,825, on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses and annual reports to other than current shareholders, $48,550; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $275. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.10%.

         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.

         For the period from November 17, 1995 (commencement of operations) to October 31, 1995, Signature was paid an administration fees of $77,177, of which $46,053 was waived.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Fund is a suitable investment based on his or her tax situation.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS

         For the fiscal year ended October 31, 1995, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX

                       ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations . It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 23, 1995.

 GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities , but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since November 1992, the State has added approximately 185,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

         The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout the year. As a result, the national economic growth is expected to weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing." The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         The State  economy had a mixed  performance  during 1994.  The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level. Personal income rose 4.0 percent in 1994.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in Federal bank regulations to establish a free international banking zone in the City.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

         The  State  Constitution   requires  the  Governor  to  submit  to  the
Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1995, and ends on March 31, 1996, is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State work force, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that as the Executive Budget is enacted, the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         GENERAL FUND RECEIPTS

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service on long-term bonds, where these costs are not funded from other sources.

         The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $33.110 billion, a reduction of $48 million from the total receipts in the 1994-95 fiscal year. Tax receipts are projected at $29.793 billion for the 1995-96 fiscal year. Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by
3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

         The projected yield of personal income tax in the 1995-96 fiscal year of $17.285 billion is a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year. Personal income tax receipts showed a sharp increase in 1994-95 and are expected to decline in 1995-96. Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

         Receipts in user taxes and fees in the State's 1995-96 fiscal year are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected at $4.709 billion, a decline of $360 million from reported 1994-95 results. The decline in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994.

         Total receipts from other taxes in the State's 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power
Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

         GENERAL FUND DISBURSEMENTS

         General Fund disbursements are projected to total $33.055 billion in 1995-96, a decrease of $344 million from the total amount disbursed in the prior fiscal year. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year and capital projects under construction.

         Disbursements from grants to local governments are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing are maintained largely at last year's levels. This category of the State Financial Plan includes $10.823 billion in aid for elementary, secondary, and higher education. Costs for social services, such as Medicaid, income maintenance and child support services account for $8.706 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Significant decreases from the prior year result largely from cost containment initiatives in Medicaid and other social welfare programs. Payments for Medicaid from the General Fund are projected to be $506 million lower than in 1994-95. $128 Million in operating aid to the New York City Transit Authority will be eliminated, matching the reduction in New York City support of the Authority.

         Spending for State operations is projected at $6.020 billion, a decrease of $288 million. Recommendations in the Executive Budget reduce the work force by approximately 3,200 positions (most of which reduce disbursements in this category).

         Spending for general State charges is projected at $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970's, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to total $1.583 billion, and increase of $157 million. This increase is heightened by the use of one-time reimbursements from other funds in the 1994-95 fiscal year. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 Financial Plan includes over $600 million in non-recurring resources. These actions include items discussed above, as well as retroactive Federal reimbursements and some non-recurring social welfare cost containment actions. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 that more than offset the non-recurring resources used in 1995-96.

         SPECIAL REVENUE FUNDS

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1995-96, the State Financial Plan projects disbursements of $26.002 billion from these funds, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         CAPITAL PROJECTS FUNDS

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1995-96 are projected at $4.160 billion, an increase of $541 million over prior-year levels. Spending for capital projects will be financed through a combination of sources: Federal grants, public authority bond proceeds, general obligation bond proceeds, and current revenues. Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         DEBT SERVICE FUNDS

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.761 billion - is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

         The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

         CASH FLOW

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

         1994-95 FISCAL YEAR

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year.

Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of nonessential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

         1993-94 FISCAL YEAR

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 FISCAL YEAR

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial  insurers and employee  welfare  benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance  for  public  assistance  recipients  is  inadequate  under  statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

         The 1996-1999 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

         The Office of the State Deputy Comptroller for the City of New York (the "OSDC") and the State Financial Control Board continue their respective budgetary oversight activities.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (I.E., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the
 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others.

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, Federal expenditure reductions could reduce, or in some cases, eliminate, Federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion
 . Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State,

         oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").

The MTA has depended and will continue to depend upon Federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past  several  years,  the State  has  enacted  several  taxes
(including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

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